UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 15, 2005

SCANSOFT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.05. Costs Associated With Exit or Disposal Activities.
Item 3.02. Unregistered Sales of Equity Securities.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-10.1 Employment Agreement by and between Scansoft and Charles Berger
EX-23.1 - Consent of Deloitte & Touche LLP
EX-99.1 - Press Release dated September 15, 2005
EX-99.2 - Nuance Consolidated Financial Statements
EX-99.3 - Nuance Unaudited Condensed Consolidated Financial Statements
EX-99.4 - Unaudited Pro Forma Combined Financial Statements

Item 1.01. Entry Into a Material Definitive Agreement.
On September 15, 2005, ScanSoft, Inc. (“ScanSoft”) and Charles Berger entered into an at-will employment agreement (the “Employment Agreement”) pursuant to which Mr. Berger will perform merger integration services during a transition period scheduled to end December 15, 2005. In addition, the Employment Agreement requires Mr. Berger to be nominated to serve as a member of ScanSoft’s Board of Directors. Under the Employment Agreement, Mr. Berger will receive a salary at an annualized rate of $275,000 and will be eligible to receive a performance bonus of $44,688. The Employment Agreement provides that Mr. Berger will receive a grant of restricted ScanSoft shares on the commencement date of employment with ScanSoft with a grant date value of $250,000, vesting at the end of the transition period if Mr. Berger achieves certain performance goals. The Employment Agreement entitles Mr. Berger to participate in certain ScanSoft employee benefit plans and receive continued ScanSoft benefit coverage following termination. The Employment Agreement also provides that vesting of options and stock purchase rights pursuant to Mr. Berger’s employment agreement with Nuance Communications, Inc. (“Nuance”), dated March 31, 2003, as amended May 6, 2005, will occur on the effective date of the Merger (as defined below), contingent on Mr. Berger delivering a signed general release of claims. Further, cash severance payable following the end of the same employment agreement will be paid in a lump sum on the first payroll following the end of the revocation period of the general release of claims signed by Mr. Berger in connection with such payments. A copy of the Employment Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 15, 2005, pursuant to the Agreement and Plan of Merger dated as of May 9, 2005 (the “Merger Agreement”) among ScanSoft, Nova Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of ScanSoft (“Sub 1”), Nova Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of ScanSoft (“Sub 2”) and Nuance, Sub 1 was merged with and into Nuance (the “Merger”), with Nuance continuing as a wholly owned subsidiary of ScanSoft.
Pursuant to the Merger Agreement, as a result of the Merger, each share of Nuance common stock outstanding at the effective time of the Merger was converted into the right to receive (i) 0.77 shares of ScanSoft common stock, and (ii) $2.20 in cash. Following the consummation of the Merger, Nuance’s common stock was delisted from the Nasdaq National Market. ScanSoft common stock trades on the Nasdaq National Market under the symbol “SSFT”.
The terms of the Merger are more fully described in the Merger Agreement, which was filed by ScanSoft as Exhibit 1.1 to the Current Report on Form 8-K filed on May 10, 2005 and is incorporated herein by reference. A copy of the press release announcing the closing of the merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 2.05. Costs Associated With Exit or Disposal Activities.
On September 12, 2005, in anticipation of the closing of the Merger, ScanSoft committed to various restructuring activities, including the closure and/or consolidation of certain domestic and international facilities and related headcount reductions. At this time, ScanSoft is unable in good faith to make a determination of the categories of costs associated with the restructuring or an estimate of the amount or the range of amounts expected to be incurred in connection with any of such categories or the amount or the range of amounts that will result in future cash expenditures. ScanSoft will file an amended report on Form 8-K within four business days after it makes a determination of such categories and estimates or range of estimates.
Item 3.02. Unregistered Sales of Equity Securities.
In connection with the closing of the Merger, on September 15, 2005, ScanSoft issued an aggregate of 14,150,943 shares of ScanSoft common stock for an aggregate purchase price of $59,999,998.32, and warrants to purchase an aggregate of 3,177,570 shares of ScanSoft common stock pursuant to a Stock Purchase Agreement, dated May 5, 2005 (the “Stock Purchase Agreement”), by and among ScanSoft and Warburg Pincus Private Equity VIII, L.P. and certain of its affiliated entities (collectively “Warburg Pincus”). The warrants have an exercise price of $5.00 per share and a term of four years.
ScanSoft issued the shares of ScanSoft common stock and the warrants to purchase shares of ScanSoft common stock to Warburg Pincus pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d) Pursuant to the Merger Agreement, effective at the closing of the Merger, Nuance was entitled to nominate two (2) directors reasonably acceptable to ScanSoft to the ScanSoft Board, and ScanSoft has

agreed to nominate such directors for re-election to the ScanSoft Board at the next annual meeting of ScanSoft stockholders. In accordance with this provision, Charles Berger, a director and the President and Chief Executive Officer of Nuance prior to the Merger, and Philip Quigley, a director of Nuance prior to the Merger, were elected to the ScanSoft Board on September 15, 2005. In addition, pursuant to an Amended and Restated Stockholders Agreement, dated May 5, 2005, by and between ScanSoft and Warburg Pincus, Warburg Pincus was entitled to nominate an additional member to the ScanSoft Board reasonably acceptable to ScanSoft. Warburg Pincus is entitled to nominate such additional member until the later of (i) the date that Warburg Pincus shall cease to beneficially own at least 25,000,000 shares of ScanSoft voting stock, or (ii) the date that Warburg Pincus’s percentage beneficial ownership of the ScanSoft voting stock is less than the quotient of (x) two (2) divided by (y) the then authorized number of directors of ScanSoft. In accordance with this provision, Jeffrey A. Harris, a managing director of Warburg Pincus, was elected to the ScanSoft Board on September 16, 2005.
For a description of compensation to be received by the new members of the ScanSoft Board, please see “Compensation of Non-Employee Directors” contained in the Definitive Proxy Statement of ScanSoft, filed with the Commission on January 28, 2005 (the “ScanSoft Proxy”). For a description of certain transactions between ScanSoft and Warburg Pincus, of which Mr. Harris is an affiliate, please see “Related Party Transactions” contained in the ScanSoft Proxy. In addition, please see the Definitive Proxy Statement of Nuance, filed with the Securities and Exchange Commission on May 2, 2005, for a description of Mr. Berger’s employment agreement, compensation arrangements and other transactions with Nuance, and please see “The Merger – Interests of Certain Persons in the Merger and the Warburg Pincus Financing” contained in the Joint Proxy Statement/Prospectus of ScanSoft and Nuance, dated August 1, 2005, for a description of Mr. Berger’s interest in the Merger and the interest Mr. Harris may be deemed to have in the Merger and the financing transaction with Warburg Pincus as a result of his status as an affiliate of Warburg Pincus. The foregoing descriptions are incorporated by reference into this Current Report on Form 8-K. See also Item 1.01 above.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
     (1) The historical consolidated financial statements of Nuance, as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, are being filed as Exhibit 99.2 to this Form 8-K (and are included herein).
     (2) The unaudited condensed consolidated financial statements of Nuance, as of June 30, 2005 and December 31, 2004 and for the three and six months ended June 30, 2005 and 2004, are being filed as Exhibit 99.3 to this Form 8-K (and are included herein).
(b) Pro Forma Financial Information
The unaudited pro forma combined financial statements of ScanSoft for the nine months ended September 30, 2004, and as of and for the nine months ended June 30, 2005, giving effect to the Merger as a purchase of Nuance by ScanSoft, are being filed as Exhibit 99.4 to this Form 8-K (and are included herein).
(c) Exhibits

10.1	Employment Agreement by and between ScanSoft and Charles Berger.

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release, dated September 15, 2005, by ScanSoft, Inc.

99.2	Nuance Consolidated Financial Statements.

99.3	Nuance Unaudited Condensed Consolidated Financial Statements.

99.4	Unaudited Pro Forma Combined Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSoft, Inc.

By:	/s/ James R. Arnold, Jr.

James R. Arnold, Jr.
Senior Vice President and Chief Financial Officer
Date: September 16, 2005

EXHIBIT INDEX

10.1	Employment Agreement by and between ScanSoft and Charles Berger.

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release, dated September 15, 2005, by ScanSoft, Inc.

99.2	Nuance Consolidated Financial Statements.

99.3	Nuance Unaudited Condensed Consolidated Financial Statements.

99.4	Unaudited Pro Forma Combined Financial Statements.